                                                                 EXHIBIT (10)(p)

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT is made and dated as of August 13, 1997 (the "Fourth Amendment") among ONEOK INC., a Delaware corporation (the "Company"), the financial institutions party to the Credit Agreement (collectively, the "Banks") referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent"), and amends that certain Credit Agreement dated as of August 20, 1993, among the Company, the Banks and the Agent, as amended by a First Amendment dated as of August 18, 1994, a Second Amendment dated as of August 17, 1995 and a Third Amendment dated as of August 15, 1996 (as so amended or modified from time to time, the "Agreement").

                                    RECITALS

The Company has requested that the Agreement be amended, and the Banks and the Agent are willing to do so on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Terms. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

2. Amendments. The Borrower, the Banks and the Agent hereby agree to amend the Agreement as follows:

        2.1 The definition of "Maturity Date" in Section 1.1 of the Agreement is hereby amended by deleting "August 13, 1997" and inserting "August 12, 1998" in lieu thereof.

        2.2 The definition of "Offshore Applicable Margin" in Section 1.1 of the Agreement shall be amended and restated in its entirety as follows:

                "Offshore Applicable Margin" means, with respect to Offshore Rate Loans, 0.1675% per annum."

        2.3 Section 2.10(b) shall be amended by deleting ".075%" and inserting ".0575%" in lieu thereof.

        2.4 Section 5.5 shall be amended by deleting "August 31, 1995" and inserting "August 31, 1996" and by deleting "November 30, 1995, February 28, 1996 and May 31, 1996" and inserting "November 30, 1996, February 28, 1997 and May 31, 1997" in lieu thereof.

        2.5 Section 5.11(b) shall be amended by deleting "August 31, 1995" and inserting "August 31, 1996" in lieu thereof.

        2.6 Schedules 1.1 and 3 attached to the Credit Agreement are hereby deleted and Schedule 1.1 and 3 attached to this Fourth Amendment are inserted in lieu thereof.

3. Representations and Warranties. The Company represents and warrants to Banks and Agent that, on and as of the date hereof, and after giving effect to this Fourth Amendment:

        3.1 Authorization. The execution, delivery and performance of this Fourth Amendment have been duly authorized by all necessary corporate action by the Company and this Fourth Amendment has been duly executed and delivered by the Company.


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

        3.2 Binding Obligation. This Fourth Amendment is the legal, valid and binding obligation of Company, enforceable against the Company in accordance with its terms.

        3.3 No Legal Obstacle to Agreement. The execution, delivery and performance of this Fourth Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document; (b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Fourth Amendment, or the transactions contemplated hereby.

        3.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Section 5 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

        3.5 Default. No Default or Event of Default under the Agreement has occurred and is continuing.

4. Conditions, Effectiveness. The effectiveness of this Fourth Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent and the Banks:

        4.1 Resolutions and Authorized Signatories. Copies of the resolutions of the board of directors of the Company approving and authorizing the execution, delivery and performance by the Company of this Fourth Amendment certified by the Secretary or an Assistant Secretary of the Company, as of the date of this Fourth Amendment, along with a certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Fourth Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Fourth Amendment and any instrument or agreement required hereunder on behalf of the Company.

        4.2 Other Evidence. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request in connection with this Fourth Amendment and the compliance with the conditions set forth herein.

5.      Miscellaneous.

        5.1 Purchasing and Selling of Commitments and Loans. On the date of this Fourth Amendment, certain Banks (the "Buying Banks") hereby agree to purchase without recourse, and certain Banks (the "Selling Banks") hereby agree to sell without recourse, such an interest in the Aggregate Commitment and the outstanding Loans as is required (together with the increase in the Aggregate Commitment provided for in Schedule 1.1) to give each Bank its share of the Aggregate Commitment and Loans indicated on
                Schedule 1.1 hereto.

                Each Selling Bank represents and warrants to each Buying Bank that it is the legal and beneficial owner of the Commitment and Loans being assigned by it and that the same are free and clear of any adverse claim. Other than as provided above, no Selling Bank makes any representation or warranty and assumes no responsibility with respect to the Commitments, the Loans, this Agreement or any other instrument or document furnished pursuant thereto, the financial condition of the Company, or the performance or observance by the Company hereunder. The Company agrees to pay on demand directly to any Selling Bank any costs of the type set forth in Section 3.6 of the Agreement incurred by such Selling Bank in respect of any portion of its Loans being assigned hereunder. The Company and the Agent hereby consent to such assignments.


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

                By signing below, each Buying Bank not heretofore a Bank hereunder agrees to be a party to, and be bound by the terms of, this Agreement as a "Bank" thereunder as if a signatory thereto. From and after the date hereof, Boatmen's First National Bank of Oklahoma and First Southwest Bank of Frederick shall no longer be parties to this Agreement.

        5.2 Effectiveness of the Agreement and the Loan Documents. Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

        5.3 Waivers. This Fourth Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Agreement, the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Requisite Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

        5.4 Counterparts. This Fourth Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Fourth Amendment shall not become effective until the Company, the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

        5.5 Jurisdiction. This Fourth Amendment shall be governed by and construed under the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the date first written above.



ONEOK INC.

By:  JERRY D. NEAL
     -------------------------------------------------------
Name: Jerry D. Neal
      ------------------------------------------------------
Title: Vice President, Chief Financial Officer and Treasurer
       -----------------------------------------------------


BANK OF AMERICA NATIONAL TRUST AND

SAVINGS ASSOCIATION, as Agent

By:  DAVID E. SISLER
     -------------------------------------------------------
Name: David E. Sisler
      ------------------------------------------------------
Title: Vice President
       -----------------------------------------------------


(Signatures continue)


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

BANK OF AMERICA NATIONAL TRUST AND

SAVINGS ASSOCIATION, as a Bank

By:  DAVID E. SISLER
     -------------------------------------------------------
Name: David E. Sisler
      ------------------------------------------------------
Title: Vice President
       -----------------------------------------------------


NATIONSBANK OF TEXAS, N.A.

By:  CURTIS L. ANDERSON
     -------------------------------------------------------
Name: Curtis L. Anderson
      ------------------------------------------------------
Title: Senior Vice President
       -----------------------------------------------------


TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:  DONNA J. GERMAN
     -------------------------------------------------------
Name: Donna J. German
      ------------------------------------------------------
Title: Senior Vice President
       -----------------------------------------------------


BANK OF OKLAHOMA NA

By:  JANE P. FAULKENBERRY
     -------------------------------------------------------
Name: Jane P. Faulkenberry
      ------------------------------------------------------
Title: Vice President
       -----------------------------------------------------


MELLON BANK, N.A.

By:  A. GARY CHACE
     -------------------------------------------------------
Name: A. Gary Chace
      ------------------------------------------------------
Title: Senior Vice President
       -----------------------------------------------------


PNC BANK, NATIONAL ASSOCIATION

By:  BRIAN M. BEGG
     -------------------------------------------------------
Name: Brian M. Begg
      ------------------------------------------------------
Title: Commercial Banking Officer
       -----------------------------------------------------


(Signatures continue)


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

SUNTRUST BANK, ATLANTA

By:   TODD C. DAVIS
     -------------------------------------------------------
Name: Todd C. Davis
      ------------------------------------------------------
Title:  Assistant Vice President
       -----------------------------------------------------


By:  TRISHA E. HARDY
     -------------------------------------------------------
Name: Trisha E. Hardy
      ------------------------------------------------------
Title: Corporate Banking Officer
       -----------------------------------------------------


UMB BANK, N.A.

By:  DAVID A. PROFFITT
     -------------------------------------------------------
Name: David A. Proffitt
      ------------------------------------------------------
Title: Senior Vice President
       -----------------------------------------------------


LIBERTY BANK AND TRUST COMPANY OF OKLAHOMA CITY, N.A.

By:  MARK C. DEMOS
     -------------------------------------------------------
Name: Mark C. Demos
      ------------------------------------------------------
Title: Vice President
       -----------------------------------------------------


 BANK ONE, OKLAHOMA CITY

By:  JAMES R. KARCHER
     -------------------------------------------------------
Name: James R. Karcher
      ------------------------------------------------------
Title: Senior Vice President
       -----------------------------------------------------


LIBERTY BANK AND TRUST COMPANY OF TULSA, NATIONAL ASSOCIATION

By:  CHRISTOPHER D. WILSON
     -------------------------------------------------------
Name: Christopher D. Wilson
      ------------------------------------------------------
Title: Assistant Vice President
       -----------------------------------------------------


(Signatures continue)


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

WESTAR BANK OF BARTLESVILLE

By:  CHARLES BAXTER
     -------------------------------------------------------
Name: Charles Baxter
      ------------------------------------------------------
Title: Commercial Loan Officer
       -----------------------------------------------------


AMERICAN NATIONAL BANK & TRUST COMPANY OF SHAWNEE

By:  TONY M. MCMURRAY
     -------------------------------------------------------
Name: Tony M. McMurray
      ------------------------------------------------------
Title: Executive Vice President
       -----------------------------------------------------


CITIZENS BANK OF LAWTON

By:  JOHN T. WOMACK
     -------------------------------------------------------
Name: John T. Womack
      ------------------------------------------------------
Title: President
       -----------------------------------------------------


THE STILLWATER NATIONAL BANK AND TRUST COMPANY

By:  DAVID W. PITTS
     -------------------------------------------------------
Name: David W. Pitts
      ------------------------------------------------------
Title: Senior Vice President
       -----------------------------------------------------


NATIONSBANK, N.A. SUCCESSOR BY MERGER TO
BOATMEN'S FIRST NATIONAL BANK OF OKLAHOMA
(as a Selling Bank for purposes of Section 5.1 only)

By:  CURTIS L. ANDERSON
     -------------------------------------------------------
Name: Curtis L. Anderson
      ------------------------------------------------------
Title: Senior Vice President
       -----------------------------------------------------


FIRST SOUTHWEST BANK OF FREDERICK
(as a Selling Bank for purposes of Section 5.1 only)

By:  GREG BOUDREAU
     -------------------------------------------------------
Name: Greg Boudreau
      ------------------------------------------------------
Title: Vice President
       -----------------------------------------------------


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

                                  SCHEDULE 1.1

                         COMMITMENTS AND PRO RATA SHARES

                                               PRO RATA
BANK                                          COMMITMENT              SHARE
--------------------------------------------------------------------------------
Bank of America National Trust
  and Savings Association                    $ 35,000,000         20.0000000000%

NationsBank of Texas, N.A                      25,000,000         14.2857142857

Texas Commerce Bank, National
  Association                                  25,000,000         14.2857142857

Bank of Oklahoma NA                            20,000,000         11.4285714289

Mellon Bank, N.A                               15,000,000          8.5714285715

PNC Bank, National Association                 10,000,000          5.7142857143

SunTrust Bank, Atlanta                         10,000,000          5.7142857143

UMB Bank, N.A                                  10,000,000          5.7142857143

Liberty Bank and Trust Company
  of Oklahoma City, N.A                         8,000,000          4.5714285715

Bank One, Oklahoma City                         6,000,000          3.4285714286

Liberty Bank and Trust Company of
Tulsa, National Association                     6,000,000          3.4285714286

Westar Bank of Bartlesville                     2,000,000          1.1428571429

American National Bank &
  Trust Company of Shawnee                      1,000,000           .5714285800

Citizens Bank of Lawton                         1,000,000           .5714285800

The Stillwater National Bank
and Trust Company                               1,000,000           .5714285800
--------------------------------------------------------------------------------
   TOTAL                                     $175,000,000        100.0000000000%


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

                                   SCHEDULE 3

                      OFFSHORE AND DOMESTIC LENDING OFFICES

                              ADDRESSES FOR NOTICES



David Sisler
Vice President
Bank of America NT&SA (Agent and Lender)
Three Allen Center, Ste. 4550
333 Clay Street
Houston, TX 77002
Phone:  (713) 651-4875
Fax:  (713) 651-4808

May Seeman
Bank of America NT&SA (Lending Office)
4th Floor
1850 Gateway
Concord, CA 94520
Phone:  (510) 675-7483
Fax:  (510) 603-8208

Curtis L. Anderson
NationsBank of Texas, N.A.
Sixty Fourth Floor
901 Main Street
Dallas, TX 75202
Phone:  (214) 508-1290
Fax:  (214) 508-3943

Donna German
Texas Commerce Bank National
  Association
2200 Ross Avenue, 3rd Floor
Dallas, TX 75201
Phone:  (214) 965-2540
Fax:  (214) 965-2389

Jane A. Faulkenberry
Vice President
Bank of Oklahoma NA
Eighth Floor
One Williams Center
Tulsa, OK 74172
Phone:  (918) 588-6272
Fax:  (918) 588-6880

Gary Chace
Senior Vice President
Mellon Bank, N.A.
One Mellon Bank Center
Suite 4425
Pittsburgh, PA 15258-0001
Phone:  (412) 236-2786
Fax:  (412) 234-8888


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

Christopher Moravec
PNC Bank, National Association
One PNC Plaza, 3rd Floor
249 Fifth Avenue
Pittsburgh,, PA 15222-2707
Phone:  (412) 762-2540
Fax:  (412) 762-2571

Todd C. Davis
SunTrust Bank, Atlanta
25 Park Place, MC 120
Atlanta, GA 30303
Phone:  (404) 658-4917
Fax:  (404) 827-6270

David A. Proffitt
Senior Vice President
UMB Bank, N.A.
Commercial Loan Dept.
1010 Grand Blvd.
Kansas City, MO 64106
Phone:  (816) 860-7935
Fax:  (816) 860-7143

Mark C. Demos
Liberty Bank and Trust Company
 of Oklahoma City, N.A.
200 North Broadway
Oklahoma City, OK 73102
Phone:  (405) 231-6974
Fax:  (405) 231-6788

Jim Karcher
Bank One, Oklahoma City
6303 North Portland
Oklahoma City, OK 73112
Phone:  (405) 272-2860
Fax:  (405) 272-2844

William R. Hellen, Jr.
Liberty Bank and Trust Company
  of Tulsa, National Association
Fourth Floor
15 East Fifth Street
Tulsa, OK 74103
Phone:  (918) 586-5539
Fax:  (918) 586-5952

Charles Baxter
WestStar Bank of Bartlesville
100 Southeast Frank Phillips Blvd.
Bartlesville, OK 74003
(P.O. Box 999
Bartlesville, OK 74005-0999)
Phone:  (918) 337-3226
Fax:  (918) 337-3506

Tony McMurry
American National Bank &
  Trust Company of Shawnee
201 North Broadway
Shawnee, OK 74801
Phone:  (405) 273-5000
Fax:  (405) 275-9240

Dan Torbett
Citizens Bank of Lawton
1420 W. Lee Boulevard
Lawton, OK 73505
Phone:  (405) 250-4145
Fax:  (405) 250-4343

David W. Pitts
The Stillwater National
  Bank and Trust Company
608 South Main Street
Stillwater, OK 74076
Phone:  (405) 372-2230
Fax:  (405) 377-3808


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